SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)   September 19, 2003
                                                   -------------------------


                              GOLF ROUNDS.COM, INC.
               (Exact Name of Registrant as Specified in Charter)



        Delaware                   0-10093                         59-1224913
-------------------------       --------------                ------------------
(State or Other            (Commission File Number)(Employer Identification No.)
Jurisdiction of
Incorporation)




111 Village Parkway, Building #2, Marietta, Georgia      30067
-----------------------------------------------------   ----------
of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code     (770) 951-0984
                                                       -----------------

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

     On September 19, 2003, Golf Rounds.com, Inc. ("Company") and its wholly owned subsidiary, DPE Acquisition Corp. ("Merger Sub"), entered into an agreement and plan of reorganization and merger ("Merger Agreement") with Direct Petroleum Exploration, Inc. ("DPE"). DPE is a development-stage company that owns patented technology for the direct detection of hydrocarbon reserves. DPE's technology has been used successfully outside of the United States for more than two years.

     The Merger Agreement provides for the merger ("Merger") of Merger Sub with and into DPE, with DPE surviving the Merger as wholly owned subsidiary of the Company. The Merger is expected to be consummated in the first quarter of 2004. The following summary of the terms of the Merger and the Merger Agreement and certain related agreements is qualified in its entirety by the actual agreements, copies of which are filed as exhibits to this report.

Merger Consideration

     At the time the articles of merger are filed with the Secretary of State of the State of Colorado to effect the Merger ("Effective Time"), all of the outstanding shares of common stock of DPE ("DPE Stock") held by all of DPE's shareholders (collectively, the "DPE Shareholders") shall be converted into an aggregate of 5,909,789 shares ("Transaction Shares") of the Company's common stock ("Company Stock"), subject to adjustment as described below. The number of Transaction Shares issued in the Merger, prior to any adjustment, shall be equal to 60% ("DPE Ownership Percentage") of the outstanding Company Stock on a post-closing basis giving effect to (a) all outstanding shares of Company Stock,
(b) the issuance of the Transaction Shares, and (c) the issuance of shares of Company Stock as payment of the Fee described below. The total number of shares of Company Stock described in the foregoing clauses (a), (b) and (c), as may be adjusted, are referred to herein as the "Outstanding Shares."

     Notwithstanding the foregoing, if, on the closing date of the Merger ("Closing Date") and immediately prior to the Effective Time, the Company's Cash Position (as defined below) is less than $2,600,000, then additional Transaction Shares ("Adjustment Shares") shall be issued to the DPE Shareholders such that the DPE Ownership Percentage is increased by 0.02 percentage points for each $1,000 of shortfall. For example, if the Company's Cash Position is $2,595,000, then the total number of Transaction Shares issued to the DPE Shareholders shall equal 60.1% (as opposed to 60.0%) of the Outstanding Shares. Notwithstanding the foregoing, the aggregate number of Transaction Shares issued at the Effective Time (as may be adjusted) shall not exceed 62% of the Outstanding Shares. "Cash Position" means the sum of the Company's cash and marketable securities as of the Closing Date plus the amount of Company's prepaid directors and officers liability insurance policy premiums, less all accrued liabilities, including the costs and expenses of the Merger.

     At the Effective Time, all of the outstanding common stock of Merger Sub will be converted into and exchanged for 100 newly issued shares of the common stock of DPE, which will represent all of the issued and outstanding shares of capital stock of DPE immediately after the Effective Time.

Change of Control

     The Merger will result in a change of control of the Company. Upon consummation of the Merger, the DPE Shareholders will hold at least 60% of the Company's Outstanding Shares. In addition, the current board of directors and executive officers of the Company will resign at the Effective Time. The board of directors immediately following the Effective Time shall consist of six persons designated by DPE and one person designated by the outgoing board as described below under "Management."

Escrow

     10% of the Transaction Shares that are otherwise issuable to the DPE Shareholders (including 10% of any Adjustment Shares) shall be placed into escrow. These shares ("Escrow Shares") shall be released from escrow in accordance with the terms of an escrow and remedy agreement by and among the parties ("Escrow Agreement").

     The Company shall be entitled to the return of all or a portion of the Escrow Shares as its sole remedy for damages that it may suffer as a result of
(i) the operation of DPE on or prior to the Closing Date or (ii) the breach of any of DPE's covenants, representations, warranties, agreements, obligations or undertakings contained in the Merger Agreement. Claims for relief under the escrow by the Company must be made on or prior to the first anniversary of the Closing Date.

     The number of Escrow Shares, if any, to be returned to the Company upon resolution of any claim for damages shall be determined in accordance with the formulas set forth in Section 10.2(d) of the Merger Agreement. If any Escrow Shares are released to the Company, then all such shares shall be immediately canceled by the Company upon receipt and no longer deemed outstanding. If less than all of the Escrow Shares are released to the Company, then the shares to be so released shall be taken pro rata from each DPE Shareholder's portion of the Escrow Shares. Any Escrow Shares remaining in escrow after the first anniversary of the Closing Date and resolution of any claims brought during the escrow period, shall be distributed pro rata to the DPE Shareholders.

Additional Share Issuance

     The board of directors of the Company, on behalf of the DPE Shareholders, shall be entitled to compel the Company to issue to the DPE Shareholders, as a group, additional shares of Company Stock ("Additional Shares") up to an amount equal to the number of Escrow Shares ("Maximum Additional Shares") as the DPE Shareholders' sole remedy for any damages they may suffer as a result of the breach of any of the Company's or Merger Sub's covenants, representations, warranties, agreements, obligations or undertakings contained in the Merger Agreement. Claims for Additional Shares must be made on or prior to the first anniversary of the Closing Date. The number of Additional Shares to be issued to the DPE Shareholders upon resolution of any claim for damages shall be determined in accordance with the formulas set forth in Section 10.3(b) of the Merger Agreement.

Management

     Director and Officer Resignations

     Robert H. Donehew (president, treasurer and director), John F. McCarthy, III (chairman, secretary and director) and Anthony Charos (director) are currently the executive officers and/or directors of the Company. Immediately prior to the Effective Time, they shall vote to increase the size of the board of directors to seven (7) members, Messrs. Donehew and Charos shall then resign at the Effective Time from their then current positions and Mr. McCarthy shall remain as a director of the Company in order to appoint six persons selected by DPE to the six newly created directorships. After such appointments are made, Mr. McCarthy will resign and the six new directors shall appoint one person previously selected by the current board of directors of the Company as a director of the Company.

     Gendelman Employment

     On the Closing Date, the Company will enter into a three-year employment agreement with Edward Gendelman. Mr. Gendelman will serve as the co-chairman of the Company's board of directors and his duties will include primary responsibility for the Company's strategy and operations and the supervision of the Company's chief executive officer and other management personnel. Mr. Gendelman will be required to devote at least two days per week of his business time to the business of the Company. During the first six (6) months of the employment term, Mr. Gendelman's base salary will be $96,000 per year. Thereafter, he will be entitled to have his base salary increased to $120,000 at such time as the Company first achieves $500,000 of EBITDA (as determined in good faith by the board of directors and Mr. Gendelman).

     The employment agreement will be automatically renewable for an additional year at Mr. Gendelman's election and thereafter, for additional one-year terms by either party, unless either party provides written notice to the other party of an intention not to renew at least ninety days prior to the end of the then current one-year period. Notwithstanding the foregoing, the Company and Mr. Gendelman shall each have the right to terminate the employment agreement at any time for any reason upon 90 days prior written notice to the other party

     Under the terms of Mr. Gendelman's employment agreement,  in the event that
(i) the Company has not located and hired a full-time chief executive officer prior to the Closing Date or (ii) Mr. Gendelman elects, in his sole discretion prior to Closing Date and prior to the date that the Company has hired a full-time chief executive officer, to serve as the Company's full-time co-chairman and chief executive officer, the Company will employ Mr. Gendelman as its full-time chief executive officer and Mr. Gendelman shall accept such employment under the terms of the employment agreement as modified as described below. In this event, during the first six months of employment in his capacity as both co-chairman and chief executive officer, Mr. Gendelman's base salary will be $200,000 per year. Thereafter, he will be entitled to have his base salary increased to $250,000 per year at such time as the Company first achieves $500,000 of EBITDA (as determined in good faith by the board of directors and Mr. Gendelman). During such time as Mr. Gendelman serves as the Company's chief executive officer, neither he nor the Company may terminate the employment agreement unless and until the Company has located and hired a replacement chief executive officer.

     During his employment with the Company as its part-time co-chairman, Mr. Gendelman may engage in other business activities as long as such activities are not in direct conflict with the primary business of the Company. During his employment with the Company as its full-time chief executive officer, Mr. Gendelman may serve as a director of other corporations and may engage in other businesses as long as such business activities are not in conflict with the primary business of the Company and as long as such activities have been approved in advance by a majority of the Company's board of directors.

     Faris Employment

     On the Closing Date, the Company will enter into a one-year employment agreement with George Faris. Mr. Faris will serve as the co-chairman of the Company's board of directors and his duties will include presiding over meetings of the Company's board of directors, as well as supervising the Company's investor relations and corporate communication programs and regulatory compliance activities. Mr. Faris will be required to devote at least two days per week of his business time to the business of the Company. During the first six (6) months of the employment term, Mr. Faris' base salary will be $96,000 per year. Thereafter, he will be entitled to have his base salary increased to $120,000 at such time as the Company first achieves $500,000 of EBITDA (as determined in good faith by the board of directors and Mr. Faris). The employment agreement will be automatically renewable for an additional year at Mr. Faris' election. Notwithstanding the foregoing, the Company and Mr. Faris shall each have the right to terminate the employment agreement at any time for any reason upon 90 days prior written notice to the other party. During his employment with the Company, Mr. Faris may engage in other business activities as long as such activities are not in direct conflict with the primary business of the Company.

Test Wells Covenant and Closing Condition

     As soon as commercially practicable following the execution of the Merger Agreement, for purposes of testing and proving its technology, DPE shall commence operations necessary to conduct a survey of potential oil and/or gas exploration areas using DPE's proprietary technology, identify potential test well sites (if any), arrange for mineral rights and arrange for access to and drilling rights at such sites as more fully described in Schedule 6.5 to the Merger Agreement (the "Test Wells Procedure"). DPE shall keep the Company informed of its progress in each phase of the Test Wells Procedure. Upon completion of the first two wells under the Test Wells Procedure, DPE shall deliver to the Company a report prepared in accordance with certain prescribed parameters ("Initial Test Wells Procedure Results Report") and upon completion of the final two wells under the Test Wells Procedure, DPE shall deliver to the Company a final report prepared in accordance with the certain prescribed parameters ("Final Test Wells Procedure Results Report"). All costs and expenses relating to the Test Wells Procedure and the preparation of the Initial and Final Test Wells Procedure Results Reports shall be the responsibility of DPE.

     The Company's obligation to consummate the Merger is conditioned upon at least two of the four test wells being successful, as well as certain other intermediate parameters relating to the test wells and the financing of the Test Wells Procedure. The test well shall be deemed successful if it results in the finding of "commercial quantities" of oil and gas as such term is defined in
Schedule 6.5 to the Merger Agreement.

Other Covenants

     The Merger Agreement contains other usual and customary covenants with respect to the operation of the business of the Company and DPE through the Closing Date, including the requirements that the parties conduct their respective operations in the normal course.

Other Conditions to Merger

     The Merger is subject to a number of other conditions including the requirements that (i) the merger be approved by the DPE Shareholders (in which regard, the holders of a majority of the outstanding DPE stock have agreed to vote all of their shares for approval of the Merger), (ii) an information statement be prepared by the Company and distributed to the shareholders of the Company not less than ten days prior to the closing in compliance with the requirements of Section 14(f) of the Exchange Act, (iii) the Company receive an opinion from Dresner Securities Inc. indicating that the terms of the Merger, including the Fee (defined below) are fair to the shareholders of the Company from a financial point of view, (iv) the Company has Cash Position at the Closing Date of at least $2,500,000 and (v) DPE's "accrued liabilities" (as defined in the Merger Agreement) shall not exceed $100,000 in the aggregate as of the Closing Date. In each instance, the party not obligated to perform or meet such conditions shall be entitled to waive the condition.

Exclusivity

     Unless and until the Merger Agreement shall have been terminated pursuant to its terms, none of the parties, their respective directors, officers, employees and other representatives, or any of (i) Wavetech Geophysical, Inc.,
(ii) Wavenet Communications, LLC and (iii) Advanced Petroleum Technologies, Inc. (each a DPE Shareholder) shall be entitled to, directly or indirectly, solicit, institute, initiate, pursue or enter into any inquiries, discussions, proposals or negotiations with any person concerning any merger, sale of substantial assets, tender offer, sale of shares of stock or similar transaction involving any of the parties or disclose, directly or indirectly, any information not customarily disclosed to the public concerning any of the parties, afford to any other person access to the properties, books or records of any of the parties, or otherwise assist any person preparing to make or who has made such an offer, or enter into any agreement with any third party providing for a business combination transaction, equity investment or sale of significant amount of assets of any of the parties.

Termination

     The transactions contemplated by the Merger may be terminated under the following limited circumstances:

     1.   By mutual written consent of the parties;

     2. By either the Company or DPE if, without fault of such terminating party, the Merger is not consummated on or prior to six month anniversary of the execution of the Merger Agreement.

     3. By either the Company or DPE (if the terminating party is not then in material breach of its obligations under the Merger Agreement) if (i) a material default or breach is made by the other party with respect to the due and timely performance of any of its obligations contained under the Merger Agreement and such default cannot be cured within 30 days, or (ii) if any of the other party's representations and warranties (a) made without any materiality standard, are not true and correct in all material respects as of the date the Merger Agreement was executed and as of the Closing Date or (b) made with any materiality standard, are not true and correct in all respects as of the date the Merger Agreement was executed and as of the Closing Date;

     4. By either the Company or DPE if the Company is unable to obtain a fairness opinion in customary form from Dresner Securities Inc. stating that, in substance, the terms of the Merger (including the Fee) are fair to the stockholders of the Company from a financial point of view; or

     5. By either the Company or DPE if the closing conditions relating to the Test Wells Procedure and the financing thereof set forth in Section 8.1(e) of the Merger Agreement are not met.

         If the Merger Agreement is terminated because there has been a material default or breach by one of the parties with respect to the due and timely performance of any of its obligations which cannot be cured within 30 days, or there has been any breach of any representation or warranty in a material respect, then the non-terminating party shall, within five days of termination, pay or reimburse the terminating party for all the documented out-of-pocket reasonable fees and expenses incurred by the terminating party (including the reasonable fees and expenses of its counsel, accountants, consultants and advisors) in connection with the Merger Agreement and the transactions contemplated by the Merger Agreement. Unless such termination is with respect to a breach of a representation or warranty deemed to be made at the closing (as opposed to upon execution of the Merger Agreement) and such breach was caused by factors within the control of the non-terminating party, then the terminating party's right to pursue all legal remedies for breach of contract or otherwise, including damages, will survive such termination unimpaired.

Finders Fee

     If the Merger is consummated, the Company shall pay at the Effective Time a finders fee ("Fee") to George Faris, David Nagelberg and Ronald Heller (collectively, the "Finders") pursuant to the terms of the Finders Fee Agreement. The Fee will be paid by issuing them the following shares of Company
Stock: (i) to George Faris,  shares equal to 2.5% of the Outstanding Shares; and
(ii) to Messrs. Nagelberg and Heller, together, shares of Company Stock equal to 2.5% of the Outstanding Shares. Assuming no adjustment resulting from the Company's Cash Position on the Closing Date as described above, the aggregate number of shares of Company Stock to be issued as the Fee shall be 492,482.

Item 7. Financial  Statements,  Pro Forma Financial  Statements and Exhibits

     (a)  Financial Statements

     The Company will file the required financial statements within 60 days of the last date on which its report on Form 8-K relating to the consummation of the transactions contemplated by the Merger Agreement is required to be filed.

     (b)  Pro Forma Financial Statements

     The Company will file the required pro forma financial statements within 60 days of the last date on which its report on Form 8-K relating to the consummation of the transactions contemplated by the Merger Agreement is required to be filed.

     (c)  Exhibits

Exhibit Number      Description
--------------      ------------
2.1                 Agreement and Plan of Reorganization and Merger, dated as of September 19,
                    2003, among the Company, Merger Sub and DPE

10.1                Form of Escrow Agreement

10.2                Finders Fee Agreement

10.3                Form of Employment Agreement between the Company and Edward Gendelman

10.4                Form of Employment Agreement between the Company and George Faris

99.1                Press release of the Company dated September 19, 2003


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 3, 2003                     GOLF ROUNDS.COM, INC.
                                            (Registrant)



                                            /s/ Robert H. Donehew
                                            _______________________________
                                            Robert H. Donehew
                                            President and Treasurer

                                  EXHIBIT INDEX

Exhibit Number              Description
--------------              --------------

        2.1                 Agreement and Plan of Reorganization and Merger, dated as of September 19, 2003, among the Company, Merger Sub and DPE

       10.1                 Form of Escrow Agreement

       10.2                 Finders Fee Agreement

       10.3                 Form of Employment Agreement between the Company and Edward Gendelman

       10.4                 Form of Employment Agreement between the Company and George Faris

       99.1                 Press release of the Company dated September 19, 2003




                                       9